Loss per Share	12 Months Ended
Mar. 31, 2024
Earnings per share [Abstract]
Loss per Share [Text Block]

20. Loss per Share

Income per common share represents net income for the year divided by the weighted average number of common shares outstanding during the year.

Diluted income per share is calculated by dividing the applicable net income by the sum of the weighted average number of common shares outstanding and all additional common shares that would have been outstanding if potentially dilutive common shares had been issued during the year.

	Year ended March 31, 2024	Year ended March 31, 2023
Basic weighted average number of common shares outstanding	90,005,128	82,871,284
Diluted weighted average common shares outstanding	90,005,128	82,871,284